                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                TWELVE-MONTH DIVIDEND HISTORY       7
                             ASSET ALLOCATION       7
                          COUPON DISTRIBUTION       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23
               REPORT OF INDEPENDENT AUDITORS      32



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on NAV(1)    12.07%          11.35%     11.27%
------------------------------------------------------------------------------
One-year total return(2)                  6.71%           7.35%     10.27%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 6.16%           6.20%      6.41%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.13%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.79%           5.84%(3)    5.12%
------------------------------------------------------------------------------
Commencement date                      07/16/84        12/20/91   03/10/93
------------------------------------------------------------------------------
Distribution Rate(4)                      4.67%           4.27%      4.28%
------------------------------------------------------------------------------
SEC Yield(5)                              4.74%           4.27%      4.29%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(September 30, 1991--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                   LEHMAN BROTHERS MUTUAL FUND
                                                                                                 U.S. GOVERNMENT/MORTGAGE INDEX
                                                                                                 IS AN UNMANAGED INDEX COMPRISED
                                                                                                OF U.S. GOVERNMENT TREASURIES AND
                                                                                                     AGENCY MORTGAGE-BACKED
                                                               GOVERNMENT SECURITIES FUND*                SECURITIES.+
                                                               ---------------------------      ---------------------------------
9/91                                                                       9525                               10000
                                                                          10030                               10504
                                                                           9897                               10354
                                                                          10243                               10765
9/92                                                                      10624                               11221
                                                                          10689                               11253
                                                                          11066                               11698
                                                                          11336                               11992
9/93                                                                      11565                               12285
                                                                          11560                               12297
                                                                          11154                               11956
                                                                          11008                               11843
9/94                                                                      11025                               11912
                                                                          11068                               11957
                                                                          11630                               12541
                                                                          12210                               13276
9/95                                                                      12395                               13526
                                                                          12924                               14085
                                                                          12630                               13856
                                                                          12624                               13938
9/96                                                                      12809                               14191
                                                                          13169                               14604
                                                                          13069                               14535
                                                                          13520                               15056
9/97                                                                      13951                               15537
                                                                          14376                               15997
                                                                          14566                               16247
                                                                          14845                               16617
9/98                                                                      15614                               17345
                                                                          15567                               17480
                                                                          15414                               17401
                                                                          15105                               17281
9/99                                                                      15191                               17416
                                                                          15096                               17385
                                                                          15501                               17814
                                                                          15745                               18151
9/00                                                                      16184                               18693
                                                                          16932                               19527
                                                                          17315                               20037
                                                                          17278                               20113
9/01                                                                      18137                               21087

This chart compares your fund's performance to that of the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                         DIVIDENDS                   SPECIAL INCOME DIVIDENDS
                                                                         ---------                   ------------------------
10/00                                                                      0.0425
11/00                                                                      0.0425
12/00                                                                      0.0425                             0.0019
1/01                                                                       0.0425
2/01                                                                       0.0425
3/01                                                                       0.0425
4/01                                                                       0.0425
5/01                                                                       0.0425
6/01                                                                       0.0425
7/01                                                                       0.0425
8/01                                                                       0.0425
9/01                                                                       0.0425

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
U.S. Treasuries                                                            39.00                              34.00
FNMA                                                                       31.00                              38.00
FHLMC                                                                      18.00                              10.00
GNMA                                                                       10.00                              16.00
FHL Bank                                                                    2.00                               2.00

COUPON DISTRIBUTION

(as a percentage of long-term investments--September 30, 2001)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                   16.4
6-6.9%                                                                           37.4
7-7.9%                                                                           20.8
8-8.9%                                                                           16.5
9-9.9%                                                                            5.9
10% or more                                                                         3

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN GOVERNMENT SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES W. DAVID ARMSTRONG, PAUL F. O'BRIEN AND DAVID S. HOROWITZ, WHO HAVE OVER FOUR DECADES OF COMBINED INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Over the past year, market
sentiment shifted dramatically. Investors went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation. Yet as the quarter progressed, predictions of an economic slowdown caused a change in market psychology. By year-end, sluggish auto sales, rising jobless claims, a disappointing holiday retail season and declines in both equity markets and consumer confidence dominated the headlines.

    In early January, 2001, the Federal Reserve Board (the "Fed") began its course of lowering short-term interest rates in an effort to spur economic activity. By the end of the reporting period, the Fed had reduced the federal funds rate (a key short-term lending rate) on eight separate occasions, from 6.5 percent at the beginning of the year to 3 percent. The last of the cuts made during the reporting period took place just days after the tragic events of September 11 unfolded and was generally perceived as the Fed's effort to help buoy a faltering market and boost investor confidence. Due to the unprecedented amount of reserves the Fed injected into the banking system during September 2001, the actual federal funds rate, at times, traded well below the prevailing target rate.

    As a result of the Fed's aggressive easing action, the Treasury yield curve shifted from an inverted shape (where short-term rates are higher than long-term rates) at the beginning of the reporting period, to a dramatically steepened shape by the end of the period. Up until September 11, the non-Treasury sectors of the investment-grade market--corporates, mortgages and asset-backed securities--performed very well relative to Treasury securities. In the days following the terrorist attacks, the non-Treasury sectors lagged as issues perceived to bear credit-quality risk lagged their government counterparts. Poor stock market performance, increasing concern over corporate earnings and a rising default rate in the high-yield market all helped reinforce the perception of government securities as an attractive alternative for investors seeking stability during uncertain markets.

    For the 12 months ended September 30, 2001, the fund generated a total return of 12.07 percent. The fund continued to provide shareholders with an attractive level of income, as its monthly dividend of $.0425 per Class A share translates to a distribution rate of 4.67 percent based on the fund's maximum offering price as of September 30, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index, the fund's benchmark, produced a total return of 12.81 percent for the same period. This index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE FUND?

A   One of our chief concerns, up
until the last quarter of the reporting period, was prepayment risk in the mortgage sector. As interest rates decline, more and more homeowners have incentive to refinance their mortgages. This, of course, often results in an early repayment of their mortgage loans. If the fund owns mortgages that are prepaid, principal is returned and must often be reinvested at lower current market rates.

    With this in mind, we reduced the fund's allocation to mortgage-backed securities during the first nine months of the reporting period. By late July, 2001, however, we began to increase the fund's mortgage holdings because we believed unrealistically high prepayment assumptions were already incorporated into the prices and yields of these securities. We believe the fund's current composition represents a well-balanced portfolio, both in terms of its split between mortgage-backed securities and Treasury securities and its distribution along the yield and maturity spectrum.

    Throughout the period, we kept the portfolio's duration (a measure of its sensitivity to interest rate changes) fairly stable. Near the end of the period, however, the fund's duration was modestly reduced. We made the decision to carry a slightly lower duration because it appeared the implied market forecast for short term rates was too low. If economic growth begins to accelerate, we believe that current low interest rates will not be sustainable. Therefore, we're maintaining our strategy of being slightly below benchmark duration for the foreseeable future.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A   The economy has received a
significant fiscal and monetary stimulus over the last half year. We anticipate that this will have a positive impact upon growth, starting in the second quarter of 2002. As mentioned earlier, the anticipated direction of Treasury interest rates is flat to higher. It should also be pointed out that the yield curve could remain relatively steep. On the front end, the Federal Reserve Board will only slowly begin to pull back from its 2001 easing mode while, on the back end of the curve, higher interest rates could evolve, as the Treasury surplus evaporates as a consequence of recent tax cuts, greater levels of defense spending and various aid and bailout packages evolving from the September 11 terrorist activities. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    We believe yield spreads in non-Treasury products, which are now at or near historically wide levels, are not sustainable. A more stable geopolitical environment and a better economy should lead to improved non-Treasury sector performance. In our opinion, the mortgage-backed and agency-backed sectors all represent good values right now and wherever possible, we will take advantage of new opportunities as they arise.

    The market's near-term performance will hinge on the performance of the economy and the effect the slowdown has on employment and income levels, the foundation of the consumer sectors. We still anticipate near-term market uncertainty and volatility over the coming months. However, significant easing moves by the Fed, recent tax cuts, stable-to-declining oil prices and a fiscal stimulus via higher federal spending should combine to create a greater likelihood of a strong economic rebound by the second quarter of 2002.

    In the meantime, we will continue to closely monitor the market and plan to maintain the fund's current investment mix while looking for opportunities to enhance its yield component and add relative value to the portfolio.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON          MATURITY            VALUE
           COLLATERALIZED MORTGAGE OBLIGATIONS  2.4%
$14,300    Federal Home Loan Mortgage
           Corp. ..........................   5.500%         04/15/15        $   14,643,557
 11,327    Federal National Mortgage Corp.
           Pools...........................   5.500          06/15/15            11,569,568
  9,000    Federal National Mortgage
           Association Pools...............   6.000          02/25/02             9,332,190
                                                                             --------------

           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................      35,545,315
                                                                             --------------

           MORTGAGE BACKED SECURITIES  30.6%
  3,981    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   6.000    04/01/31 to 06/01/31       3,976,705
 21,327    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   7.000    02/01/23 to 10/01/24      22,195,046
 26,863    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   7.500    01/01/22 to 11/01/30      27,997,321
    670    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   8.000    07/01/24 to 09/01/24         707,969
      0    Federal Home Loan Mortgage Corp.
           Non-Gold 30 Year Pools..........  11.000          02/01/14                   228
 10,820    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   6.000    01/01/09 to 01/01/10      11,106,346
 11,819    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   6.500    12/01/07 to 06/01/12      12,224,530
  4,084    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   7.000    03/01/15 to 07/01/15       4,258,488
 13,318    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   7.500    03/01/02 to 09/01/12      13,938,440
 39,106    Federal National Mortgage
           Association Pools...............   6.000    02/01/28 to 07/01/29      39,069,588
 20,250    Federal National Mortgage
           Association Pools...............   6.022          11/25/10            20,936,706
 91,152    Federal National Mortgage
           Association Pools...............   6.500    05/01/23 to 11/01/28      92,981,330
 49,088    Federal National Mortgage
           Association Pools...............   7.000    12/01/24 to 11/01/29      51,204,513

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$21,043    Federal National Mortgage
           Association Pools...............   7.500%   03/01/22 to 11/01/30  $   21,920,306
     55    Federal National Mortgage
           Association Pools...............   8.000    09/01/24 to 11/01/24          58,226
     79    Federal National Mortgage
           Association Pools...............  11.500    02/01/15 to 05/01/19          86,259
  1,434    Federal National Mortgage
           Association Pools...............  12.000    03/01/13 to 01/01/16       1,579,591
  2,058    Government National Mortgage
           Association II Pools............   6.000          04/20/29             2,058,968
  4,273    Government National Mortgage
           Association II Pools............   6.500          11/20/28             4,359,180
  6,148    Government National Mortgage
           Association Pools...............   6.000          12/15/28             6,170,535
 24,606    Government National Mortgage
           Association Pools...............   6.500    06/15/23 to 02/15/29      25,207,456
 32,609    Government National Mortgage
           Association Pools...............   7.000    12/15/22 to 12/15/27      33,871,772
 24,243    Government National Mortgage
           Association Pools...............   7.500    02/15/07 to 08/15/24      25,388,832
 16,839    Government National Mortgage
           Association Pools...............   8.000    07/15/07 to 10/15/25      17,931,863
 10,464    Government National Mortgage
           Association Pools...............   8.500    09/15/04 to 12/15/21      11,258,748
  2,817    Government National Mortgage
           Association Pools...............   9.000          12/15/17             3,077,044
     39    Government National Mortgage
           Association Pools...............  11.000    01/15/10 to 11/15/20          44,304
  1,782    Government National Mortgage
           Association Pools...............  12.000    06/15/11 to 08/15/15       1,972,841
    889    Government National Mortgage
           Association Pools...............  12.500    05/15/10 to 07/15/18         995,086
                                                                             --------------

           TOTAL MORTGAGE BACKED SECURITIES................................     456,578,221
                                                                             --------------

           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  24.0%
 30,000    Federal Home Loan Banks.........   5.125          09/15/03            31,120,200
 41,700    Federal Home Loan Mortgage Corp.
           Pools...........................   5.000          01/15/04            43,208,289
 54,000    Federal Home Loan Mortgage Corp.
           Pools...........................   5.250          02/15/04            56,276,640
    500    Federal Home Loan Mortgage Corp.
           Pools...........................   5.750          07/15/03               523,130

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON          MATURITY            VALUE
           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$53,600    Federal Home Loan Mortgage Corp.
           Pools...........................   7.000%         07/15/05        $   59,158,320
 23,000    Federal Home Loan Mortgage Corp.
           Pools...........................   7.375          05/15/03            24,573,660
 23,500    Federal National Mortgage
           Association Pools...............   5.750          02/15/08            24,795,085
 52,500    Federal National Mortgage
           Association Pools...............   6.000    12/15/05 to 05/15/08      56,027,300
 35,000    Federal National Mortgage
           Association Pools...............   6.250          05/15/29            35,361,550
 11,700    Federal National Mortgage
           Association Pools...............   6.375          06/15/09            12,723,633
  4,500    Federal National Mortgage
           Association Pools...............   7.250          05/15/30             5,150,925
  9,160    Government National Mortgage
           Association Pools...............   5.500          02/16/23             9,497,134
                                                                             --------------

           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...............     358,415,866
                                                                             --------------

           UNITED STATES TREASURY OBLIGATIONS  36.4%
 38,300    United States Treasury Bonds....   5.250          11/15/28            37,024,993
 35,000    United States Treasury Bonds
           (a).............................   6.125          11/15/27            38,108,350
 83,600    United States Treasury Bonds....   8.000          11/15/21           108,098,980
 70,000    United States Treasury Bonds
           (a).............................   8.125          08/15/19            91,990,500
 34,000    United States Treasury Bonds....   9.250          02/15/16            47,828,140
 25,000    United States Treasury Bonds....   9.375          02/15/06            30,601,500
  7,000    United States Treasury Bonds....  10.375          11/15/12             9,258,270
 10,000    United States Treasury Bonds....  10.750          08/15/05            12,518,600
 11,000    United States Treasury Bonds....  12.000          08/15/13            15,872,670
 27,350    United States Treasury Notes....   6.000          08/15/09            30,092,385
 62,000    United States Treasury Notes
           (a).............................   6.250          02/15/03            65,037,380
  9,500    United States Treasury Notes....   6.625          05/15/07            10,698,140
 41,900    United States Treasury Notes....   6.750          05/15/05            46,312,908
                                                                             --------------

           TOTAL UNITED STATES TREASURY OBLIGATIONS........................     543,442,816
                                                                             --------------

TOTAL LONG-TERM INVESTMENTS  93.4%
  (Cost $1,310,214,405)....................................................   1,393,982,218

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

                                                                  MARKET
DESCRIPTION                                                       VALUE
REPURCHASE AGREEMENT  4.9%
State Street Bank & Trust Co. ($72,979,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 09/28/01, to be sold on 10/01/01 at
  $72,997,853) (Cost $72,979,000)...........................  $   72,979,000
                                                              --------------

TOTAL INVESTMENTS  98.3%
    (Cost $1,383,193,405)...................................   1,466,961,218
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.................      25,397,153
                                                              --------------

NET ASSETS  100.0%..........................................  $1,492,358,371
                                                              ==============

(a) Assets segregated as collateral for open futures and forward transactions.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $1,383,193,405).....................  $1,466,961,218
Receivables:
  Fund Shares Sold..........................................      21,910,693
  Interest..................................................      15,631,142
Forward Commitments.........................................         380,557
Other.......................................................         388,301
                                                              --------------
    Total Assets............................................   1,505,271,911
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       7,612,715
  Income Distributions......................................       2,154,848
  Distributor and Affiliates................................         935,304
  Custodian Bank............................................         768,298
  Investment Advisory Fee...................................         640,717
  Variation Margin on Futures...............................          65,688
Trustees' Deferred Compensation and Retirement Plans........         393,626
Accrued Expenses............................................         342,344
                                                              --------------
    Total Liabilities.......................................      12,913,540
                                                              --------------
NET ASSETS..................................................  $1,492,358,371
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,927,645,154
Net Unrealized Appreciation.................................      85,145,503
Accumulated Undistributed Net Investment Income.............       5,617,558
Accumulated Net Realized Loss...............................    (526,049,844)
                                                              --------------
NET ASSETS..................................................  $1,492,358,371
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,361,809,784 and 130,820,029 shares of
      beneficial interest issued and outstanding)...........  $        10.41
    Maximum sales charge (4.75%* of offering price).........             .52
                                                              --------------
    Maximum offering price to public........................  $        10.93
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $104,910,511 and 10,090,215 shares of
      beneficial interest issued and outstanding)...........  $        10.40
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $25,638,076 and 2,472,352 shares of
      beneficial interest issued and outstanding)...........  $        10.37
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 94,149,451
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,786,183
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,632,250, $776,770 and $216,467,
  respectively).............................................     4,625,487
Shareholder Services........................................     2,403,613
Custody.....................................................       183,735
Legal.......................................................        45,323
Other.......................................................       626,908
                                                              ------------
    Total Expenses..........................................    15,671,249
    Less Credits Earned on Cash Balances....................        17,643
                                                              ------------
    Net Expenses............................................    15,653,606
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 78,495,845
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 14,057,622
  Futures...................................................     1,312,704
  Forward Commitments.......................................    (2,473,789)
                                                              ------------
Net Realized Gain...........................................    12,896,537
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    11,577,555
                                                              ------------
  End of the Period:
    Investments.............................................    83,767,813
    Futures.................................................       997,133
    Forward Commitments.....................................       380,557
                                                              ------------
                                                                85,145,503
                                                              ------------
Net Unrealized Appreciation During the Period...............    73,567,948
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 86,464,485
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $164,960,330
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $   78,495,845        $   92,876,230
Net Realized Gain/Loss.........................       12,896,537           (43,311,738)
Net Unrealized Appreciation During the
  Period.......................................       73,567,948            45,743,196
                                                  --------------        --------------
Change in Net Assets from Operations...........      164,960,330            95,307,688
                                                  --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...............................      (69,265,808)          (87,760,651)
  Class B Shares...............................       (3,409,433)           (3,605,154)
  Class C Shares...............................         (960,268)             (753,164)
                                                  --------------        --------------
Total Distributions............................      (73,635,509)          (92,118,969)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       91,324,821             3,188,719
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      450,933,598           302,901,080
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       45,367,572            53,365,981
Cost of Shares Repurchased.....................     (558,005,453)         (698,020,660)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      (61,704,283)         (341,753,599)
                                                  --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       29,620,538          (338,564,880)
NET ASSETS:
Beginning of the Period........................    1,462,737,833         1,801,302,713
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $5,617,558 and $25,411, respectively)........   $1,492,358,371        $1,462,737,833
                                                  ==============        ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                  NINE
                                                                 MONTHS         YEAR ENDED
                                  YEAR ENDED SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                 ------------------------------   SEPT. 30,   -------------------
                                 2001       2000       1999       1998        1997       1996
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $   9.77   $   9.72   $  10.64   $  10.26    $  10.05   $  10.55
                               --------   --------   --------   --------    --------   --------
  Net Investment Income......       .54        .56        .61        .48         .66        .69
  Net Realized and Unrealized
    Gain/Loss................       .61        .05       (.90)       .39         .21       (.50)
                               --------   --------   --------   --------    --------   --------
Total from Investment
  Operations.................      1.15        .61       (.29)       .87         .87        .19
Less Distributions from and
  in Excess of Net Investment
  Income.....................       .51        .56        .63        .49         .66        .69
                               --------   --------   --------   --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $  10.41   $   9.77   $   9.72   $  10.64    $  10.26   $  10.05
                               ========   ========   ========   ========    ========   ========

Total Return (a).............    12.07%      6.53%     -2.71%      8.62%*      9.16%      1.90%
Net Assets at End of the
  Period (In millions).......  $1,361.8   $1,389.6   $1,688.8   $1,933.8    $1,930.4   $2,156.4
Ratio of Expenses to Average
  Net Assets (b).............     1.02%      1.00%      1.02%      1.02%       1.03%      1.06%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................     5.41%      5.91%      6.01%      6.30%       6.62%      6.88%
Portfolio Turnover...........       65%       100%        94%       180%*       114%       271%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,       ENDED       DECEMBER 31,
CLASS B SHARES                  ---------------------------   SEPT. 30,   ----------------
                                2001(A)   2000(A)   1999(A)    1998(A)    1997(A)    1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 9.76     $9.71    $10.63     $10.26     $10.05    $10.56
                                ------     -----    ------     ------     ------    ------
  Net Investment Income.......     .47       .49       .53        .42        .59       .64
  Net Realized and Unrealized
    Gain/Loss.................     .61       .05      (.89)       .38        .21      (.53)
                                ------     -----    ------     ------     ------    ------
Total from Investment
  Operations..................    1.08       .54      (.36)       .80        .80       .11
Less Distributions from and in
  Excess of Net Investment
  Income......................     .44       .49       .56        .43        .59       .62
                                ------     -----    ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $10.40     $9.76    $ 9.71     $10.63     $10.26    $10.05
                                ======     =====    ======     ======     ======    ======
Total Return (b)..............  11.35%     5.76%    -3.49%      8.05%*     8.27%     1.17%
Net Assets at End of the
  Period (In millions)........  $104.9     $59.5    $ 93.9     $153.2     $199.2    $236.7
Ratio of Expenses to Average
  Net Assets (c)..............   1.77%     1.75%     1.78%      1.78%      1.78%     1.82%
Ratio of Net Investment Income
  to Average Net Assets (c)...   4.66%     5.16%     5.24%      5.55%      5.87%     6.13%
Portfolio Turnover............     65%      100%       94%       180%*      114%      271%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,       ENDED       DECEMBER 31,
CLASS C SHARES                  ---------------------------   SEPT. 30,   ----------------
                                2001(A)   2000(A)   1999(A)    1998(A)    1997(A)    1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 9.74     $9.69    $10.61     $10.24     $10.03    $10.54
                                ------     -----    ------     ------     ------    ------
  Net Investment Income.......     .47       .49       .53        .42        .59       .62
  Net Realized and Unrealized
    Gain/Loss.................     .60       .05      (.89)       .38        .21      (.51)
                                ------     -----    ------     ------     ------    ------
Total from Investment
  Operations..................    1.07       .54      (.36)       .80        .80       .11
Less Distributions from and in
  Excess of Net Investment
  Income......................     .44       .49       .56        .43        .59       .62
                                ------     -----    ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $10.37     $9.74    $ 9.69     $10.61     $10.24    $10.03
                                ======     =====    ======     ======     ======    ======
Total Return (b)..............  11.27%     5.78%    -3.50%      8.07%*     8.28%     1.18%
Net Assets at End of the
  Period (In millions)........  $ 25.6     $13.6    $ 18.7     $ 19.3     $ 16.4    $ 21.6
Ratio of Expenses to Average
  Net Assets (c)..............   1.76%     1.75%     1.78%      1.78%      1.79%     1.82%
Ratio of Net Investment Income
  to Average Net Assets (c)...   4.67%     5.16%     5.25%      5.51%      5.87%     6.12%
Portfolio Turnover............     65%      100%       94%       180%*      114%      271%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C Shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted over the expected life of each applicable security. Premiums on fixed income securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $4,262,084.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Fund adopted this policy in 2001, interest income would increase and realized gain/loss would decrease by $981,083.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $1,388,565,400, the aggregate gross unrealized appreciation is $78,406,068, and the aggregate gross unrealized depreciation is $10,250, resulting in net unrealized appreciation on long- and short-term investments of $78,395,818.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $519,680,716 which will expire between September 30, 2002 and September 30, 2009. Of this amount, $355,498,467 will expire on September 30, 2002. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales, straddle positions, and gains or losses recognized for tax purposes on open futures and forward transactions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income taxes purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 2001, permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $731,811 were reclassified to accumulated undistributed net investment income from accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $17,643 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................      0.540%
Next $1 billion.............................................      0.515%
Next $1 billion.............................................      0.490%
Next $1 billion.............................................      0.440%
Next $1 billion.............................................      0.390%
Next $1 billion.............................................      0.340%
Next $1 billion.............................................      0.290%
Over $7 billion.............................................      0.240%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $45,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $88,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $1,769,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $245,269 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $1,865,625,824, $41,818,110 and
$20,201,220 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,587,470    $ 330,395,518
  Class B...............................................    8,942,042       90,932,923
  Class C...............................................    2,930,802       29,605,157
                                                          -----------    -------------
Total Sales.............................................   44,460,314    $ 450,933,598
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,159,799    $  42,099,704
  Class B...............................................      260,046        2,632,391
  Class C...............................................       62,880          635,477
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,482,725    $  45,367,572
                                                          ===========    =============
Repurchases:
  Class A...............................................  (48,111,210)   $(486,125,771)
  Class B...............................................   (5,207,554)     (52,520,003)
  Class C...............................................   (1,920,985)     (19,359,679)
                                                          -----------    -------------
Total Repurchases.......................................  (55,239,749)   $(558,005,453)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $1,979,256,373, $772,799 and $9,320,265 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   28,299,134    $ 271,576,754
  Class B...............................................    2,641,783       25,390,160
  Class C...............................................      619,268        5,934,166
                                                          -----------    -------------
Total Sales.............................................   31,560,185    $ 302,901,080
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,236,110    $  50,182,160
  Class B...............................................      281,059        2,695,186
  Class C...............................................       51,060          488,635
                                                          -----------    -------------
Total Dividend Reinvestment.............................    5,568,229    $  53,365,981
                                                          ===========    =============
Repurchases:
  Class A...............................................  (65,077,723)   $(624,368,980)
  Class B...............................................   (6,491,213)     (62,214,144)
  Class C...............................................   (1,196,825)     (11,437,536)
                                                          -----------    -------------
Total Repurchases.......................................  (72,765,761)   $(698,020,660)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 868,715 and 2,248,132 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchase of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $116,500 and CDSC on redeemed shares of approximately $203,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $921,477,860 and $1,031,677,549, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2000...........................      442
Futures Opened..............................................    4,990
Futures Closed..............................................   (5,011)
                                                               ------
Outstanding at September 30, 2001...........................      421
                                                               ======

    The futures contracts outstanding as of September 30, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  U.S. Treasury Bonds Futures December 2001
    (Current Notional Value of $105,500 per contract).......      65         $ 57,051
  U.S. Treasury Notes 5-Year Futures December 2001 (Current
    Notional Value of $108,188 per contract)................     356          940,082
                                                                 ---         --------
                                                                 421         $997,133
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of September 30, 2001:

PAR                                                                         UNREALIZED
AMOUNT                                                        CURRENT      APPRECIATION/
(000)       DESCRIPTION                                        VALUE       DEPRECIATION
Long Contracts:
 $21,500    FNMA October Forward, 6.00%...................  $21,862,920      $380,557
                                                            ===========      ========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001 are payments retained by Van Kampen of approximately $775,900 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $128,300.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Government Securities
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Government Securities Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 6, 2001

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
29, 129, 229                                                   Member NASD/SIPC.
GOVT ANR 11/01                                                  4492K01-AP-11/01